                                                                   EXHIBIT 10.4


                                    FORM OF


                 TECHNOLOGY AND INTELLECTUAL PROPERTY OWNERSHIP


                                      AND


                               LICENSE AGREEMENT


                                    BETWEEN


                              THE SOUTHERN COMPANY


                                      AND


                             SOUTHERN ENERGY, INC.

      TECHNOLOGY AND INTELLECTUAL PROPERTY OWNERSHIP AND LICENSE AGREEMENT


                               TABLE OF CONTENTS

                                                                                                        Page

ARTICLE I  DEFINITIONS...................................................................................1
   1.1  AFFILIATED COMPANY...............................................................................1
   1.2  ALLOCATED PATENT ASSETS DATABASE.................................................................1
   1.3  ASSIGNED PATENTS.................................................................................1
   1.4  CHANGE OF CONTROL DATE...........................................................................2
   1.5  COPYRIGHTS.......................................................................................2
   1.6  CORPORATE IDENTITY MATERIALS.....................................................................2
   1.7  DATABASE RIGHTS..................................................................................2
   1.8  DISTRIBUTION DATE................................................................................3
   1.9  FIRST EFFECTIVE FILING DATE......................................................................3
   1.10  IMPROVEMENTS....................................................................................3
   1.11  INVENTION DISCLOSURE............................................................................3
   1.12  LICENSED MARKS..................................................................................3
   1.13  LICENSED SOUTHERN ENERGY TECHNOLOGY.............................................................3
   1.14  LICENSED SOUTHERN TECHNOLOGY....................................................................3
   1.15  MARK............................................................................................4
   1.16  MASTER SEPARATION AGREEMENT.....................................................................4
   1.17  PATENTS.........................................................................................4
   1.18  PERSON..........................................................................................4
   1.19  SELL............................................................................................4
   1.20  SEPARATION DATE.................................................................................4
   1.21  SOUTHERN ENERGY SERVICES........................................................................4
   1.22  SOUTHERN ENERGY OWNED TECHNOLOGY................................................................5
   1.23  SOUTHERN PATENTS................................................................................5
   1.24  SOUTHERN SERVICES...............................................................................5
   1.25  SUBLICENSED SOUTHERN ENERGY TECHNOLOGY..........................................................5
   1.26  SUBLICENSED SOUTHERN TECHNOLOGY.................................................................5
   1.27  SUBSIDIARY......................................................................................5
   1.28  TECHNOLOGY......................................................................................6
   1.29  THIRD PARTY.....................................................................................6
   1.30  TRADEMARK USAGE GUIDELINES......................................................................6
ARTICLE II - TECHNOLOGY ALLOCATION OF OWNERSHIP AND LICENSE GRANTS.......................................6
   2.1  ASSIGNMENT.......................................................................................6
   2.2  PRIOR GRANTS.....................................................................................6
   2.3  ASSIGNMENT DISCLAIMER............................................................................7
   2.6  IDENTIFICATION OF LICENSED TECHNOLOGY............................................................9
   2.7  IMPROVEMENTS.....................................................................................9
   2.8  DURATION OF LICENSE.............................................................................10
   2.9  NO PATENT LICENSES..............................................................................10
   2.10  THIRD PARTY TECHNOLOGY.........................................................................10
   2.11  TERMINATION....................................................................................10
ARTICLE III - TRADEMARKS ALLOCATION OF OWNERSHIP AND LICENSE GRANTS.....................................11
   3.1  ASSIGNMENT......................................................................................11
   3.2  LICENSE GRANT...................................................................................11
   3.3  LICENSE RESTRICTIONS............................................................................11

   3.4  LICENSEE UNDERTAKINGS...........................................................................11
   3.5  NON-TRADEMARK USE...............................................................................12
   3.6  RESERVATION OF RIGHTS...........................................................................12
   3.7  SUBLICENSES.....................................................................................12
   3.8  ENFORCEMENT OF AGREEMENTS.......................................................................12
   3.9  ROYALTIES.......................................................................................13
   3.10  TRADEMARK USAGE GUIDELINES.....................................................................13
   3.11  OWNERSHIP AND RIGHTS...........................................................................13
   3.12  PROTECTION OF MARKS............................................................................13
   3.13  SIMILAR MARKS..................................................................................13
   3.14  INFRINGEMENT PROCEEDINGS.......................................................................14
   3.15  TERMINATION....................................................................................14
   3.16  USE OF MARKS FOLLOWING TERMINATION.............................................................14
ARTICLE IV - PATENTS ALLOCATION OF OWNERSHIP AND LICENSE GRANTS.........................................14
   4.1  PATENT OWNERSHIP................................................................................14
   4.2  LICENSE GRANTS TO SOUTHERN......................................................................15
   4.3  LICENSE GRANTS TO SOUTHERN ENERGY...............................................................15
   4.4  IDENTIFICATION OF LICENSED PATENTS..............................................................15
   4.5  SUBLICENSE RIGHTS...............................................................................15
   4.6  DURATION........................................................................................15
   4.7  ROYALTIES.......................................................................................15
   4.8  PATENT APPLICATIONS AND INVENTION DISCLOSURES...................................................15
   4.9  ADDITIONAL OBLIGATIONS WITH REGARD TO SOUTHERN PATENTS..........................................16
   4.10  DEFENSIVE PROTECTION MEASURES..................................................................16
   4.11  STANDARDS BODIES...............................................................................16
   4.12  ASSIGNMENT OF PATENTS..........................................................................16
   4.13  RESPONSE TO REQUESTS...........................................................................16
   4.14  RECORDATION OF LICENSES........................................................................17
ARTICLE V CONFIDENTIALITY...............................................................................17
ARTICLE VI DISPUTE RESOLUTION...........................................................................17
ARTICLE VII LIMITATION OF LIABILITY.....................................................................18
ARTICLE VIII MISCELLANEOUS PROVISIONS...................................................................18
   8.1  DISCLAIMER......................................................................................18
   8.2  NO IMPLIED LICENSES.............................................................................18
   8.3  INFRINGEMENT SUITS..............................................................................18
   8.4  NO OTHER OBLIGATIONS............................................................................19
   8.5  ENTIRE AGREEMENT................................................................................19
   8.6  GOVERNING LAW...................................................................................19
   8.7  DESCRIPTIVE HEADINGS............................................................................19
   8.8  NOTICES.........................................................................................19
   8.9  NONASSIGNABILITY................................................................................20
   8.10  SEVERABILITY...................................................................................20
   8.11  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE..........................................21
   8.12  AMENDMENT......................................................................................21
   8.13  COUNTERPARTS...................................................................................21
   8.14  GOVERNMENTAL APPROVAL..........................................................................21

      TECHNOLOGY AND INTELLECTUAL PROPERTY OWNERSHIP AND LICENSE AGREEMENT

         This Technology and Intellectual Property Ownership and License Agreement (the "Agreement") dated as of September 1, 2000 (the "Effective Date"), between The Southern Company, a Delaware corporation ("Southern"), having an office at 270 Peachtree Street, N.W., Atlanta, Georgia 30303, and Southern Energy, Inc., a Delaware corporation ("Southern Energy"), having an office at 900 Ashwood Parkway, Suite 500, Atlanta, Georgia 30338-4780.

         WHEREAS, the Board of Directors of Southern has determined that it is in the best interest of Southern and its stockholders to separate Southern's existing businesses into two independent businesses;

         WHEREAS, as part of the foregoing, Southern and Southern Energy have entered into a Master Separation Agreement (as defined below), which provides, among other things, the initial public offering of Southern Energy stock, the distribution of such stock and the execution and delivery of certain other agreements in order to facilitate and provide for the foregoing; and

         WHEREAS, also as part of the foregoing, Southern and Southern Energy desire to resolve and assign ownership of certain technology and intellectual property and each party desires to license to the other party certain of its technology and intellectual property.

         NOW, THEREFORE, in consideration of the mutual promises of the parties, and of good and valuable consideration, it is agreed by and between the parties as follows:

                                   ARTICLE I
                                  DEFINITIONS

         For the purpose of this Agreement the following capitalized terms are defined in this Article I and shall have the meaning specified herein:

         1.1 AFFILIATED COMPANY. "Affiliated Company" shall have the same meaning as defined in the Master Separation Agreement.

         1.2 ALLOCATED PATENT ASSETS DATABASE. "Allocated Patent Assets Database" means the Allocated Patent Assets Database as set forth on the attached Exhibit A, as it may be updated by the parties upon mutual agreement from time to time to add Patents, patent applications and Invention Disclosures.

         1.3 ASSIGNED PATENTS. "Assigned Patents" means only those;

         (a) Patents, patent applications and Invention Disclosures allocated to Southern Energy in the Allocated Patent Assets Database;

         (b) Patent applications filed on the foregoing Invention Disclosures described in Section (a);

         (c) continuations, continuations-in-part, divisions and substitutions of any of the foregoing Patent applications described in Sections
(a) and (b);

         (d) Patents which may issue on any of the foregoing Patent applications described in Sections (a)-(c);

         (e) renewals, reissues, reexaminations and extensions of the foregoing Patents described in Sections (a) and (d); and

         (f) foreign Patent applications and Patents that are counterparts of any of the foregoing Patent applications or Patents described in Sections
(a)-(e), including any Patent application or Patent to the extent that it claims priority from any of the foregoing Patent applications or Patents described in Sections (a)-(e); but

         (g) excluding from any Patent or Patent application described in Sections (c)-(f) any claim (i) directed to subject matter that does not appear in any Patent application having a First Effective Filing Date prior to the Separation Date and (ii) of which neither Southern Energy nor any person having a legal duty to assign his/her interest therein to Southern Energy is entitled to be named as an inventor.

         1.4 CHANGE OF CONTROL DATE. "Change of Control Date" means the earlier of: (a) the Distribution Date, or (b) the first date on which Southern ceases to control at least 33 1/3% of the common stock of Southern Energy then outstanding.

         1.5 COPYRIGHTS. "Copyrights" mean collectively (i) any copyright in any original works of authorship fixed in any tangible medium of expression as set forth in 17 U.S.C. Section 101 et seq., whether registered or unregistered, including any applications for registration thereof, (ii) any corresponding foreign copyrights under the laws of any jurisdiction, in each case, whether registered or unregistered, and any applications for registration thereof, and
(iii) moral, common law or other rights in creative works however vested under the laws of any jurisdiction.

         1.6 CORPORATE IDENTITY MATERIALS. "Corporate Identity Materials" means materials that are not products or product-related and that Southern Energy may now or hereafter use to communicate its identity, including, by way of example and without limitation, business cards, letterhead, stationery, paper stock and other supplies, signage on real property, buildings, fleet and uniforms.

         1.7 DATABASE RIGHTS. "Database Rights" means any rights in databases under the laws of the United States or any other jurisdiction, whether registered or unregistered, and any applications for registration thereof. As used in this Agreement, Database Rights shall not include any databases needed to provide the Services provided for in the Master Services Agreement, and the Ancillary Agreements as provided therein.

         1.8 DISTRIBUTION DATE. "Distribution Date" shall have the meaning set forth in the Master Separation and Distribution Agreement.

         1.9 FIRST EFFECTIVE FILING DATE. "First Effective Filing Date" means the earliest effective filing date in the particular country for any Patent or any application for any Patent. By way of example, it is understood that the First Effective Filing Date for a United States Patent is the earlier of (i) the actual filing date of the United States Patent application which issued into such Patent, (ii) the priority date under 35 U.S.C. Section 119 for such Patent, or (iii) the priority date under 35 U.S.C. Section 120 for such Patent.

         1.10 IMPROVEMENTS. "Improvements" to Technology means (i) with respect to Copyrights, any modifications, derivative works, and translations of works of authorship, (ii) with respect to Database Rights, any database that is created by extraction or re-utilization of another database, and (iii) with respect to trade secrets and other intellectual property rights included within the definition of Technology and not covered by Sections (i) - (ii) herein, any improvements of Technology. For the purposes of clarification, an item of Technology will be deemed to be an Improvement of another item of Technology only if it is actually derived from such other item of Technology and not merely because it may have the same or similar functionality or use as such other item of Technology.

         1.11 INVENTION DISCLOSURE. "Invention Disclosure" means a disclosure of an invention (i) written for the purpose of allowing legal and business people to determine whether to file a Patent application with respect to such invention and (ii) recorded with a control number in the owning party's records.

         1.12 LICENSED MARKS. "Licensed Marks" means the Marks set forth on Exhibit B hereto as mutually amended by the parties hereto from time to time.

         1.13 LICENSED SOUTHERN ENERGY TECHNOLOGY. "Licensed Southern Energy Technology" means, specifically including without limitation as listed on Exhibit C as mutually amended by the parties hereto from time to time pursuant to the procedure set forth in Article II herein, any Technology:

         (a) which, as of the Separation Date, Southern Energy or any Subsidiary or Affiliated Company of Southern Energy (i) owns or controls or
(ii) otherwise has the right to grant any licenses of the type and on the terms herein granted to Southern without the obligation to pay royalties or other consideration to Third Parties;

         (b) which is in the possession of Southern or its Subsidiaries or Affiliated Companies as of the Separation Date and necessary to the ongoing business operation of Southern; and

         (c) the competitive harm to Southern Energy resulting from the license granted in Article II herein does not greatly outweigh the benefit to Southern resulting from the license.

         1.14 LICENSED SOUTHERN TECHNOLOGY. "Licensed Southern Technology" means, specifically including without limitation as listed on Exhibit D as mutually amended by the parties from time to time pursuant to the procedure set forth in Article II herein, any Technology:

         (a) which, as of the Separation Date, Southern or any Subsidiary or Affiliated Company of Southern (i) owns or controls or (ii) otherwise has the right to grant any licenses of the type and on the terms herein granted to Southern Energy without the obligation to pay royalties or other consideration to Third Parties;

         (b) which is in the possession of Southern Energy, its Subsidiaries or Affiliated Companies as of the Separation Date and necessary to the ongoing business operation of Southern Energy; and

         (c) the competitive harm to Southern resulting from the license to Southern Energy granted in Article II herein, does not greatly outweigh the benefit to Southern Energy resulting from the license.

         1.15 MARK. "Mark" means any trademark, service mark, trade name, and the like, or other word, name, symbol or device, or any combination thereof, used or intended to be used by a Person to identify and distinguish the products or services of that Person from the products or services of others and to indicate the source of such goods or services, including without limitation all registrations and applications therefor throughout the world and all common law and other rights therein throughout the world.

         1.16 MASTER SEPARATION AGREEMENT. "Master Separation Agreement" means the Master Separation and Distribution Agreement between the parties executed simultaneously herewith.

         1.17 PATENTS. "Patents" means patents, utility models, design patents, design registrations, certificates of invention and other governmental grants for the protection of inventions or industrial designs anywhere in the world and all reissues, renewals, re-examinations and extensions of any of the foregoing.

         1.18 PERSON. "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a governmental entity or any department, agency or political subdivision thereof.

         1.19 SELL. To "Sell" a product means to sell, transfer, lease or otherwise dispose of a product. "Sale" and "Sold" have the corollary meanings ascribed thereto.

         1.20 SEPARATION DATE. "Separation Date" shall have the same meaning as used in the Master Separation Agreement.

         1.21 SOUTHERN ENERGY SERVICES. "Southern Energy Services" means any and all services which Southern Energy or any of its Subsidiaries or Affiliated Companies provide as of the Separation Date.

         1.22 SOUTHERN ENERGY OWNED TECHNOLOGY. "Southern Energy Owned Technology" means as listed on Exhibit E (i) all Technology developed solely by Southern Energy, its Subsidiaries or its subcontractors for Southern Energy or its Subsidiaries, (ii) all Technology for which the direct costs were solely paid by Southern Energy.

         1.23 SOUTHERN PATENTS. "Southern Patents" mean the Patents:

         (a) identified on the Allocated Patent Assets Database as owned by Southern and licensed to Southern Energy; and

         (b) which are in the possession of Southern Energy, its Subsidiaries or Affiliated Companies as of the Separation Date and necessary to the ongoing business operation of Southern Energy; and

         (c) the competitive harm to Southern resulting from the license to Southern Energy granted in Article IV herein, does not greatly outweigh the benefit to Southern Energy resulting from the license.

         1.24 SOUTHERN SERVICES. "Southern Services" means any and all services and products which Southern or any of its Subsidiaries or Affiliated Companies provide as of the Separation Date.

         1.25 SUBLICENSED SOUTHERN ENERGY TECHNOLOGY. "Sublicensed Southern Energy Technology" means, specifically including, without limitation, the Technology set forth on Exhibit F as mutually amended from time to time, any
Technology:

         (a) which as of the Separation Date, Southern Energy or any Subsidiary or Affiliated Company of Southern Energy (i) is licensed to use pursuant to a license agreement from any Third Party Person; and

         (b) which is in the possession of Southern, its Subsidiaries or Affiliated Companies as of the Separation Date.

         1.26 SUBLICENSED SOUTHERN TECHNOLOGY. "Sublicensed Southern Technology" means, specifically including without limitation, the Technology set forth on Exhibit G as mutually amended from time to time, any Technology:

         (a) which as of the Separation Date, Southern or any Subsidiary or Affiliated Company of Southern: (i) is licensed to use pursuant to a license agreement from any Third Party; and

         (b) which is in the possession of Southern Energy, its Subsidiaries or Affiliated Companies as of the Separation Date.

         1.27 SUBSIDIARY. "Subsidiary" means the same as defined in the Master Separation Agreement.

         1.28 TECHNOLOGY. "Technology" means Copyrights, Database Rights, trade secrets and any other intellectual property right, but expressly does not include (i) any Mark, trademark, trade name, trade dress or service mark, or applications for registration thereof, or (ii) any Patents or applications therefor but does include trade secret rights in and to inventions disclosed in such Patent applications and Invention Disclosures.

         1.29 THIRD PARTY. "Third Party" means a Person other than Southern and its Subsidiaries and Affiliated Companies and Southern Energy and its Subsidiaries and Affiliated Companies.

         1.30 TRADEMARK USAGE GUIDELINES. "Trademark Usage Guidelines" means the guidelines for proper usage of the Licensed Marks, as in use immediately prior to the Separation Date, as such guidelines may be revised and updated in writing by Southern from time to time.

                            ARTICLE II - TECHNOLOGY
                          ALLOCATION OF OWNERSHIP AND
                                 LICENSE GRANTS

         2.1 ASSIGNMENT. Subject to Sections 2.2 and 2.3 below, Southern hereby grants, conveys and assigns (and agrees to cause its appropriate Subsidiaries to grant, convey and assign) to Southern Energy, by execution hereof (or, where appropriate or required, by execution of separate instruments of assignment), all its (and their) right, title and interest in and to the Southern Energy Owned Technology, to be held and enjoyed by Southern Energy, its successors and assigns. Southern further grants, conveys and assigns (and agrees to cause its appropriate Subsidiaries to grant, convey and assign) to Southern Energy all its (and their) right, title and interest in and to any and all causes of action and rights of recovery for past infringement of Copyrights and Database Rights in and to the Southern Energy Owned Technology, and for past misappropriation of trade secrets in and to the Southern Energy Owned Technology. Southern further covenants that Southern will, without demanding any further consideration therefor, at the request and expense of Southern Energy (except for the value of the time of Southern employees), do (and cause its Subsidiaries to do) all lawful and just acts that may be or become necessary for evidencing, maintaining, recording and perfecting Southern Energy's rights to such Southern Energy Owned Technology consistent with Southern's general business practice as of the Separation Date, including but not limited to, execution and acknowledgment of (and causing its Subsidiaries to execute and acknowledge) assignments and other instruments in a form reasonably required by Southern Energy for each Copyright or Database Right jurisdiction. Southern Energy hereby waives any and all claims of any right, title and interest in and to any Technology not within the definition of Southern Energy Owned Technology subject to the licensees granted in this Article.

         2.2 PRIOR GRANTS. Southern Energy acknowledges and agrees that the foregoing assignment is subject to any and all licenses or other rights that may have been granted by Southern or its Subsidiaries with respect to the Southern Energy Owned Technology prior to the Separation Date. Southern shall respond to reasonable inquiries from Southern Energy regarding any such prior grants.

         2.3 ASSIGNMENT DISCLAIMER. SOUTHERN ENERGY ACKNOWLEDGES AND AGREES THAT THE FOREGOING ASSIGNMENTS ARE MADE ON AN "AS IS," QUITCLAIM BASIS AND THAT NEITHER SOUTHERN NOR ANY SUBSIDIARY OR AFFILIATED COMPANY OF SOUTHERN HAS MADE OR WILL MAKE ANY WARRANTY WHATSOEVER, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ENFORCEABILITY OR NON-INFRINGEMENT.

         2.4 LICENSE TO SOUTHERN.

         (a) Southern Energy grants (and agrees to cause its appropriate Subsidiaries or Affiliated Companies to grant) to Southern and its Subsidiaries and Affiliated Companies, the following personal, nonexclusive, worldwide, fully paid up, royalty-free and non-transferable (except as specified in Section 8.9 below) licenses:

                  (i) under its and their Copyrights in and to the Licensed Southern Energy Technology, (A) to reproduce and have reproduced the works of authorship included in the Licensed Southern Energy Technology and Improvements thereof prepared by or for Southern, in whole or in part, as part of Southern Services, (B) to prepare Improvements or have Improvements prepared for it based upon the works of authorship included in the Licensed Southern Energy Technology in order to provide Southern Services, (C) to distribute (by any means and using any technology, whether now known or unknown, including without limitation electronic transmission) copies of the works of authorship included in the Licensed Southern Energy Technology and Improvements thereof prepared by or for Southern to the public by sale or other transfer of ownership or by rental, lease or lending, as part of Southern Services, and (D) to perform (by any means and using any technology, whether now known or unknown, including without limitation electronic transmission) and display the works of authorship included in the Licensed Southern Energy Technology and Improvements thereof prepared by or for Southern, as part of Southern Services;

                  (ii) under its and their Database Rights in and to the Licensed Southern Energy Technology, to extract data from the databases included in the Licensed Southern Energy Technology and to re-utilize such data to design, develop, Sell and offer for sale Southern Services and to Sell such Southern Services that incorporate such data, databases and Improvements thereof prepared by or for Southern; and

                  (iii) under its and their trade secrets and other intellectual property rights in and to the Licensed Southern Energy Technology (except the intellectual property rights excluded from the definition of Technology), to use the Licensed Southern Energy Technology and Improvements thereof prepared by or for Southern to design, develop, Southern Services.

         (b) Without limiting the generality of the foregoing licenses granted in Section 2.4 (a) above, with respect to software included within the Licensed Southern Energy Technology, such licenses include the right to use, modify, and reproduce such software and Improvements thereof made by or for Southern as part of the Southern Services, in source code and object code form, and to Sell such software and Improvements thereof made by or for Southern, in source code and object code form, solely as part of the Southern Services.

         (c) Southern, its Subsidiaries and Affiliated Companies may not grant sublicenses under Sections (a) and (b) above.

         (d) The license granted in this Section may be assigned to a Person that succeeds to all or substantially all of the assets of Southern or its Subsidiaries or Affiliated Companies, but may not be sublicensed by such future assigns.

         2.5 LICENSE TO SOUTHERN ENERGY.

         (a) Southern grants (and agrees to cause its appropriate Subsidiaries or Affiliated Companies to grant) to Southern Energy and its Subsidiaries and Affiliated Companies the following personal, nonexclusive, worldwide, fully paid up, royalty-free and non-transferable (except as specified in Section 8.9 below) licenses:

                  (i) under its and their Copyrights in and to the Licensed Southern Technology, (A) to reproduce and have reproduced the works of authorship included in the Licensed Southern Technology and Improvements thereof prepared by or for Southern Energy, in whole or in part, as part of Southern Energy Services, (B) to prepare Improvements or have Improvements prepared for it based upon the works of authorship included in the Licensed Southern Technology in order to create Southern Energy Services, (C) to distribute (by any means and using any technology, whether now known or unknown, including without limitation electronic transmission) copies of the works of authorship included in the Licensed Southern Technology and Improvements thereof prepared by or for Southern Energy to the public by sale or other transfer of ownership or by rental, lease or lending, as part of Southern Energy Services, and (D) to perform (by any means and using any technology, whether now known or unknown, including without limitation electronic transmission) and display the works of authorship included in the Licensed Southern Technology and Improvements thereof prepared by or for Southern Energy, as part of Southern Energy Services;

                  (ii) under its and their Database Rights in and to the Licensed Southern Technology, to extract data from the databases included in the Licensed Southern Technology and to re-utilize such data to design, develop, manufacture and have manufactured Southern Energy Services and to Sell such Southern Energy Services that incorporate such data, databases and Improvements thereof prepared by or for Southern Energy; and

                  (iii) under its and their trade secrets and other intellectual property rights in and to the Licensed Southern Technology (except the intellectual property rights excluded from the definition of Technology), to use the Licensed Southern Technology and Improvements thereof prepared by or for Southern Energy to Sell such Southern Energy Services.

         (b) Without limiting the generality of the foregoing licenses granted in Section 2.5(a) above, with respect to software included within the Licensed Southern Technology, such licenses include the right to use, modify, and reproduce such software and Improvements thereof made by or for Southern Energy as part of the Southern Energy Services, in source code and object code form, and to Sell such software and Improvements thereof made by or for Southern Energy, in source code and object code form, solely as part of the Southern Energy Services.

         (c) Southern Energy, its Subsidiaries and Affiliated Companies may not grant sublicenses under Sections (a) and (b) above.

         (d) The license granted in this Section may be assigned to a Person that succeeds to all or substantially all of the assets of Southern Energy or its Subsidiaries or Affiliated Companies, but may not be sublicensed by such future assigns.

         2.6 IDENTIFICATION OF LICENSED TECHNOLOGY. Prior to the Separation Date, and thereafter from time to time as the parties identify applicable Technology, Southern Energy shall use reasonable best efforts to identify to Southern the Licensed Southern Technology, and Southern shall use reasonable best efforts to identify to Southern Energy the Licensed Southern Energy Technology. The parties shall also identify to each other the Technology each believes should be specifically excluded from Licensed Southern Technology and Licensed Southern Energy Technology. As thereafter mutually agreed upon by the parties, the Licensed Southern Energy Technology and Licensed Southern Technology shall be set forth on Exhibit C and Exhibit D, respectively, as amended from time to time. The tangible copies of all documents or other materials embodying excluded Technology shall either be returned to its owner or destroyed, as directed by its owner. In the absence of an express exclusion, Technology within the definition of Southern Licensed Technology and Southern Energy Licensed Technology shall be licensed pursuant to Sections 2.4 and 2.5 herein, even if not listed in Exhibit C or Exhibit D. The parties' senior executives responsible for intellectual property, or their designees, shall mutually agree upon such procedures as necessary or helpful to comply with the requirements of this Section. Disputes between the parties regarding this Section which cannot be resolved by such procedures shall follow the procedures for disputes as set forth in the Master Separation Agreement.

         2.7 IMPROVEMENTS. As between the parties, after the Separation Date, Southern Energy hereby retains all right, title and interest, including all intellectual property rights, in and to any Improvements to Licensed Southern Technology made by or for Southern Energy in the exercise of the licenses granted to it hereunder, subject only to the ownership of Southern in the underlying Licensed Southern Technology, and Southern hereby retains all right, title and interest, including all intellectual property rights, in and to any Improvements to Licensed Southern Energy Technology made by or for Southern in the exercise of the licenses granted to it hereunder, subject only to the ownership of Southern Energy in the underlying Licensed Southern Energy Technology. Upon the request of the licensing party, the licensee shall grant the licensing party a license in and to any such Improvements pursuant to the terms of Section 2.4 or 2.5 herein as applicable.

         2.8 DURATION OF LICENSE. The licenses granted above to the Licensed Southern Technology and Licensed Southern Energy Technology shall continue in perpetuity (or, in the case of Copyrights and Database Rights, until the expiration of the term thereof).

         2.9 NO PATENT LICENSES. Nothing contained in this Agreement shall be construed as conferring to either party by implication, estoppel or otherwise any license or right under any Patent or applications therefor, whether or not the exercise of any right herein granted necessarily employs an invention of any existing or later issued Patent. The applicable licenses granted between Southern and Southern Energy with respect to Patents are set forth in Article IV herein.

         2.10 THIRD PARTY TECHNOLOGY.

         (a) Southern hereby agrees to sublicense or to use reasonable commercial efforts to obtain, or to cause to be obtained any consent, approval or amendment required to convey a license or sublicense in the Sublicensed Southern Technology to Southern Energy pursuant to the same or substantially the same terms as Southern's license.

         (b) Southern Energy hereby agrees to sublicense or to use commercially reasonable efforts to obtain or cause to be obtained any consent, approval or amendment required to obtain a license or sublicense in the Sublicensed Southern Energy Technology to Southern pursuant to the same or substantially the same terms as Southern Energy's license.

         2.11 TERMINATION.

                 2.11.1 VOLUNTARY TERMINATION. By written notice to the other party, each party may voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder by such other party. Such notice shall specify the effective date of such termination and shall clearly specify any affected Technology, product or service.

                 2.11.2 SURVIVAL. Any voluntary termination of licenses and rights of a party under Section (a) herein shall not affect such party's licenses and rights with respect to any licensed product made or service furnished prior to such termination, and shall not affect the licenses and rights granted to the other party hereunder.

                 2.11.3 NO OTHER TERMINATION. Each party acknowledges and agrees that its remedy for breach by the other party of the licenses granted to it hereunder or of any other provision hereof shall be, subject to the requirements of Article VI, to bring a claim to recover damages subject to the limits set forth in this Agreement and to seek any other appropriate equitable relief, other than termination of the licenses granted by it in this Agreement.


                            ARTICLE III - TRADEMARKS
                      ALLOCATION OF OWNERSHIP AND LICENSE
                                     GRANTS

         3.1 ASSIGNMENT. Southern Energy hereby grants, conveys and assigns (and agrees to cause its appropriate Subsidiaries to grant, convey and assign) to Southern, by execution hereof (or, where appropriate or required, by execution of separate instruments of assignment), all its (and their) right, title and interest in and to the mark "Southern Energy" and any and all variants incorporating the mark "Southern Energy," including all applications and registrations therefor, and goodwill associated therewith, to be held and enjoyed by Southern, its successors and assigns and waives any and all claims to such Mark, subject to the license granted herein.

         3.2 LICENSE GRANT. Southern grants (and agrees to cause its appropriate Subsidiaries to grant) to Southern Energy a personal, nonexclusive, worldwide, fully-paid up and non-transferable (except as set forth in Section 8.9) license to use the Licensed Marks solely in connection with the advertisement, promotion and Sale of the Southern Energy Services.

         3.3 LICENSE RESTRICTIONS.

         (a) Once Southern Energy abandons the use of a Licensed Mark for the Southern Energy Services, then Southern Energy agrees that its license granted hereunder with respect to that Licensed Mark shall thereupon terminate.

         (b) Southern Energy may not use any Licensed Mark in direct association with another non-Licensed Mark such that the two Marks appear to be a single Mark or in any other composite manner with any Marks of Southern Energy or any Third Party (other than the Southern Energy Business Marks as permitted herein).

         (c) In all respects, Southern Energy's usage of the Licensed Marks pursuant to the license granted hereunder shall be in a manner consistent with the high standards, reputation and prestige represented by the Licensed Marks, and any usage by Southern Energy that is inconsistent with the foregoing shall be deemed to be outside the scope of the license granted hereunder. As a condition to the license granted hereunder, Southern Energy shall at all times present, position and promote the Southern Energy Business when using one or more of the Licensed Marks in a manner consistent with the high standards and prestige represented by the Licensed Marks.

         3.4 LICENSEE UNDERTAKINGS. As a condition to the licenses granted hereunder, Southern Energy undertakes to Southern that:

         (a) Southern Energy shall not use the Licensed Marks (or any other Mark of Southern) in any manner contrary to public morals, in any manner which is deceptive or misleading, which ridicules or is derogatory to the Licensed Marks, or which compromises or reflects unfavorably upon the goodwill, good name, reputation or image of Southern or the Licensed Marks, or which might jeopardize or limit Southern's proprietary interest therein.

         (b) Southern Energy shall not use the Licensed Marks in connection with any products or services other than in connection with the Southern Energy Services.

         (c) Southern Energy shall not (i) misrepresent to any Person the scope of its authority under this Agreement, (ii) incur or authorize any expenses or liabilities chargeable to Southern, or (iii) take any actions that would impose upon Southern any obligation or liability to a Third Party other than obligations under this Agreement, or other obligations which Southern expressly approves in writing for Southern Energy to incur on its behalf.

         (d) All press releases and corporate advertising and promotions that embody the Licensed Marks and messages conveyed thereby shall be consistent with the high standards and prestige represented by the Licensed Marks.

         3.5 NON-TRADEMARK USE. Each party may make appropriate and truthful references to the other party, the party's services and affiliation between the parties.

         3.6 RESERVATION OF RIGHTS. Except as otherwise expressly provided in this Agreement, Southern shall retain all rights in and to the Licensed Marks, including without limitation:

         (a)      All rights of ownership in and to the Licensed Marks;

         (b) The right to use (including the right of Southern's Subsidiaries and Affiliated Companies to use) the Licensed Marks, either alone or in combination with other Marks, in connection with the marketing, offer or provision of any product or service, including any product or service which competes with Southern Energy Business products or services; and

         (c)      The right to license Third Parties to use the Licensed Marks.

         3.7 SUBLICENSES.

         Subject to the terms and conditions of this Agreement, including all applicable Trademark Usage Guidelines and other restrictions in this Agreement, Southern Energy may grant sublicenses to its Subsidiaries and Affiliated Companies to use the Licensed Marks in accordance with the license grant above; provided, that (i) Southern Energy enters into a written sublicense agreement with each such Subsidiary or Affiliated Company sublicensee, and (ii) such agreement does not include the right to grant further sublicenses other than, in the case of a sublicensed Subsidiary or Affiliated Company of Southern Energy, to another Subsidiary or Affiliated Company of Southern Energy. Southern Energy shall provide copies of such written sublicense agreements to Southern upon request. If Southern Energy grants any sublicense rights pursuant to this Section (a) and any such sublicensed Subsidiary or Affiliated Company ceases to be a Subsidiary or Affiliated Company, then the sublicense granted to such Subsidiary pursuant to this Section shall terminate one hundred eighty
(180) days from the date of such cessation.

         3.8 ENFORCEMENT OF AGREEMENTS. Southern Energy shall take all appropriate measures at Southern Energy's expense promptly and diligently to enforce the terms of any sublicense agreement or other agreement with any Subsidiary or Affiliated Company, and shall restrain any such Subsidiary or Affiliated Company from violating such terms, including without limitation (i) monitoring the Subsidiaries' and Affiliated Companies' compliance with the relevant Trademark Usage Guidelines and causing any noncomplying Subsidiary or Affiliated

Company promptly to remedy any failure, (ii) terminating such agreement and/or
(iii) commencing legal action, in each case, using a standard of care consistent with Southern's practices as of the Separation Date. In the event that Southern determines that Southern Energy has failed promptly and diligently to enforce the terms of any such agreement using such standard of care, Southern reserves the right to enforce such terms, and Southern Energy shall reimburse Southern for its fully allocated direct costs and expenses incurred in enforcing such agreement, plus all out-of-pocket costs and expenses, plus five percent (5%) (or, if such costs and expenses are incurred more than two (2) years after the Separation Date, ten percent (10%)).

         3.9 ROYALTIES. The license granted in this Article III shall be royalty-free.

         3.10 TRADEMARK USAGE GUIDELINES. Southern Energy and its Subsidiaries and Affiliated Companies shall use the Licensed Marks only in a manner that is consistent with the Trademark Usage Guidelines.

         3.11 OWNERSHIP AND RIGHTS. Southern Energy agrees not to challenge the ownership or validity of the Licensed Marks. Southern Energy shall not disparage, dilute or adversely affect the validity of the Licensed Marks. Southern Energy's use of the Licensed Marks shall inure exclusively to the benefit of Southern, and Southern Energy shall not acquire or assert any rights therein. Southern Energy recognizes the value of the goodwill associated with the Licensed Marks, and that the Licensed Marks may have acquired secondary meaning in the minds of the public.

         3.12 PROTECTION OF MARKS. Southern Energy shall assist Southern, at Southern's request and expense, in the procurement and maintenance of Southern's intellectual property rights in the Licensed Marks. Southern Energy will not grant or attempt to grant a security interest in the Licensed Marks, or to record any such security interest in the United States Patent and Trademark Office or elsewhere, against any trademark application or registration belonging to Southern. Southern Energy agrees to, and to cause its Subsidiaries and Affiliated Companies to, execute all documents reasonably requested by Southern to effect further registration of, maintenance and renewal of the Licensed Marks, recordation of the license relationship between Southern and Southern Energy, and recordation of Southern Energy as a registered user. Southern makes no warranty or representation that trademark registrations have been or will be applied for, secured or maintained in the Licensed Marks throughout, or anywhere within, the world. Southern Energy shall cause to appear on all documents, instruments or other materials bearing the Licensed Marks, such legends, markings and notices as may be required by applicable law or reasonably requested by Southern.

         3.13 SIMILAR MARKS. Southern Energy agrees not to use or register in any country any Mark that infringes Southern's rights in the Licensed Marks, or any element thereof. If any application for registration is, or has been, filed in any country by Southern Energy which relates to any Mark that infringes Southern's rights in the Licensed Marks, Southern Energy shall immediately abandon any such application or registration or assign it to Southern. Southern Energy shall not challenge Southern's ownership of or the validity of the Licensed Marks or any application for registration thereof throughout the world. Southern Energy shall not use or register in any country any copyright, domain name, telephone number or any other intellectual property right, whether recognized currently or in the future, or other designation which would create a likelihood of confusion or otherwise affects the ownership or rights of Southern in and to the Licensed Marks, or otherwise to take any action which would adversely affect any of such ownership rights, or assist anyone else in doing so. Southern Energy shall cause its Subsidiaries, Affiliated Companies and Authorized Dealers to comply with the provisions of this Section.

         3.14 INFRINGEMENT PROCEEDINGS. In the event that Southern Energy learns of any infringement or threatened infringement of the Licensed Marks, or any unfair competition, passing-off or dilution with respect to the Licensed Marks, Southern Energy shall notify Southern or its authorized representative giving particulars thereof, and Southern Energy shall provide necessary information and assistance to Southern or its authorized representatives at Southern's expense in the event that Southern decides that proceedings should be commenced. Notwithstanding the foregoing, Southern Energy is not obligated to monitor or police use of the Licensed Marks by Third Parties other than any sublicenses granted by it. Southern shall have exclusive control of any litigation, opposition, cancellation or related legal proceedings. The decision whether to bring, maintain or settle any such proceedings shall be at the exclusive option and expense of Southern, and all recoveries shall belong exclusively to Southern. Southern Energy shall not and shall have no right to initiate any such litigation, opposition, cancellation or related legal proceedings in its own name, but, at Southern's request, agrees to be joined as a party in any action taken by Southern to enforce its rights in the Licensed Marks. Southern shall incur no liability to Southern Energy or any other Person under any legal theory by reason of Southern's failure or refusal to prosecute or by Southern's refusal to permit Southern Energy to prosecute, any alleged infringement by Third Parties, nor by reason of any settlement to which Southern may agree.

         3.15 TERMINATION.

         (a) By written notice to Southern, Southern Energy may voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder by Southern. Such notice shall specify the effective date of such termination and shall clearly specify any affected Licensed Marks.

         (b) The licenses, sublicenses and rights granted to Southern Energy hereunder shall terminate on the Change of Control Date unless extended in Southern's sole discretion and confirmed in writing.

         3.16 USE OF MARKS FOLLOWING TERMINATION. Southern shall not use the marks "Southern Energy," "Southern Company Energy Marketing" or any mark incorporating "Southern Energy" for eighteen (18) months from the date Southern Energy ceases use of such marks, unless shortened in Southern Energy's sole discretion and confirmed in writing.

                              ARTICLE IV - PATENTS
                            ALLOCATION OF OWNERSHIP
                               AND LICENSE GRANTS

         4.1 PATENT OWNERSHIP. Southern Energy hereby waives any and all claims of any right, title and interest in and to any Patents not within the definition of Assigned Patents, subject to the licenses granted in this Article.

         4.2 LICENSE GRANTS TO SOUTHERN. Southern Energy grants (and agrees to cause its appropriate Subsidiaries or Affiliated Companies to grant) to Southern, under the Southern Energy Patents, a personal, irrevocable, nonexclusive, worldwide and non-transferable (except as set forth in Section 8.9) license solely to Sell and offer for sale Southern Services.

         4.3 LICENSE GRANTS TO SOUTHERN ENERGY. Southern grants (and agrees to cause its appropriate Subsidiaries or Affiliated Companies to grant) to Southern Energy, under the Southern Patents, a personal, irrevocable, nonexclusive, worldwide, and non-transferable (except as set forth in Section 8.9) license solely to Sell and offer for sale Southern Energy Services.

         4.4 IDENTIFICATION OF LICENSED PATENTS. Prior to the Separation Date, and thereafter from time to time upon additions to the Allocated Patent Assets Database, (a) Southern Energy shall use reasonable best efforts to identify to Southern the Southern Patents, and (b) Southern shall use reasonable best efforts to identify to Southern Energy the Southern Energy Patents. The parties shall also identify to each other the Patents specifically excluded from Southern Patents and Southern Energy Patents. As thereafter mutually agreed upon by the parties, the Southern Patents and Southern Energy Patents shall be identified on Exhibit A, as amended from time to time. In the absence of an express exclusion, the Patents within the definition of Southern Patents and Southern Energy Patents shall be licensed pursuant to Article IV herein. The parties' senior executives responsible for intellectual property shall mutually agree upon such procedures as necessary or helpful to comply with the requirements of this Section. Disputes between the parties regarding this Section which cannot be resolved by such procedures shall follow the procedures for disputes as set forth in the Master Separation Agreement.

         4.5 SUBLICENSE RIGHTS.

         (a) Southern Energy may grant sublicenses to its Subsidiaries and Affiliated Companies within the scope of its license hereunder (with no right to grant further sublicenses other than, in the case of a sublicensed Subsidiary or Affiliated Companies, to another Subsidiary or Affiliated Company of such party).

         (b) the license granted in this Section may be assigned to a Person that succeeds to all or substantially all of the assets of Southern Energy or its Subsidiaries or Affiliated Companies, but may not be sublicensed by such future assigns.

         4.6 DURATION. All licenses granted herein with respect to each Patent shall expire upon the expiration of the term of such Patent.

         4.7 ROYALTIES. The licenses granted in this Article shall be subject to the same royalties (if any) as paid by Southern for the subject Patent.

         4.8 PATENT APPLICATIONS AND INVENTION DISCLOSURES. Each party agrees, at its own expense, to provide to the other party copies of any Patents, Patent applications and Invention Disclosures that are listed in the Allocated Patent Assets Database in the form that such Patents, Patent applications and Invention Disclosures exist as of the Separation Date. Neither party has any obligation to disclose or provide copies to the other party any other Patents, Patent applications or Invention Disclosures. The licenses granted under this Agreement cover only statutory rights under Patents and statutory rights (if any) under Patent applications. Trade secret and other non-Patent licenses with respect to inventions described in Invention Disclosures and Patent applications shall be solely as set forth in Article IV herein.

         4.9 ADDITIONAL OBLIGATIONS WITH REGARD TO SOUTHERN PATENTS. Southern Energy acknowledges that its employees and contractors who are former Southern employees and contractors have a continuing duty to assist Southern with the prosecution of Southern Patent applications and, accordingly, Southern Energy agrees to make available, to Southern or its counsel, inventors and other persons employed by Southern Energy for interviews and/or testimony to assist in good faith in further prosecution, maintenance or litigation of the Southern Patents, including the signing of documents related thereto. Any actual and reasonable out-of-pocket expenses associated with such assistance shall be borne by Southern, expressly excluding the value of the time of such Southern Energy personnel; provided, however, that in the case of assistance with litigation, the parties shall agree on a case by case basis on compensation, if any, of Southern Energy for the value of the time of Southern Energy's employees as reasonably required in connection with such litigation.

         4.10 DEFENSIVE PROTECTION MEASURES. The parties shall cooperate reasonably and in good faith to the extent consistent with each party's own business objectives in the event that either party is involved in Patent litigation or controversies in which it would be helped in some way by the other party's Patents or relevant knowledge. Such cooperation may include, by way of example, (i) cooperation with respect to knowledge of prior art (whether the other party's or a Third Party's), (ii) consent to the granting of licenses to such other party's Patents, and (iii) assignment to such party of such other party's Patents for the purpose of bringing a counterclaim against a Third Party. The party requesting such cooperation shall bear the actual and reasonable out-of-pocket expenses of the cooperating party (except for the value of the time of the cooperating party's employees).

         4.11 STANDARDS BODIES. The parties agree to cooperate reasonably and in good faith with each other with respect to the licensing of each party's Patents in the context of standards bodies, to the extent consistent with each party's own business objectives.

         4.12 ASSIGNMENT OF PATENTS. Southern shall not assign or grant any rights under any of the Southern Patents unless such assignment or grant is made subject to the licenses granted in this Agreement. Southern Energy shall not assign or grant any rights under any of the Southern Energy Patents unless such assignment or grant is made subject to the licenses granted in this Agreement.

         4.13 RESPONSE TO REQUESTS. Each party shall, upon a request from the other party sufficiently identifying any Patent or Patent application, inform the other party as to the extent to which said Patent or Patent application is subject to the licenses and other rights granted hereunder. If such licenses or other rights under said Patent or Patent application are restricted in scope, copies of all pertinent provisions of any contract or other arrangement creating such restrictions shall, upon request, be furnished to the party making such request, unless such disclosure is prevented by such contract or other arrangement, and in such event, a statement of the nature of such restriction shall be provided.

         4.14 RECORDATION OF LICENSES.

         (a) For any country, now or in the future, that requires the express consent of all inventors or their assignees to the grant of licenses or rights under Patents issued in such countries for joint inventions:

                  (i) each party shall give such consent, or shall obtain such consent from its employees, its Subsidiaries or employees of any of its Subsidiaries, as required to make full and effective any such licenses and rights respecting any joint invention granted to a grantee hereunder by such party; and

                  (ii) each party shall take steps that are reasonable under the circumstances to obtain from Third Parties whatever other consents are necessary to make full and effective such licenses and rights respecting any joint invention purported to be granted by it hereunder. If, in spite of such reasonable steps, such party is unable to obtain the requisite consents from such Third Parties, the resulting inability of such party to make full and effective its purported grant of such licenses and rights shall not be considered to be a breach of this Agreement.

         (b) Each party agrees, without demanding any further consideration, to execute (and to cause its Subsidiaries or Affiliated Companies to execute) all documents reasonably requested by the other party to effect recordation of the license relationship between the parties created by this Agreement.

                                   ARTICLE V
                                CONFIDENTIALITY

         The terms of the Master Confidential Disclosure Agreement between the parties shall apply to any Confidential Information (as defined therein) which is the subject matter of this Agreement.

                                   ARTICLE VI
                               DISPUTE RESOLUTION

       The parties shall make a good faith attempt to resolve any dispute or claim arising out of or related to this Agreement through negotiation. Within thirty (30) days after notice of a dispute or claim is given by either party to the other party, the parties' senior executive responsible for intellectual property (or his or her delegate) shall meet to attempt to resolve the matter. Such meeting shall constitute the vice president meeting required in Section 5.7(c) of the Master Separation Agreement. If the parties' representatives are unable to resolve the dispute, the dispute resolution procedures set forth in the Master Separation Agreement shall be followed.

                                  ARTICLE VII
                            LIMITATION OF LIABILITY

         IN NO EVENT SHALL EITHER PARTY OR ITS SUBSIDIARIES, AFFILIATED COMPANIES, DIRECTORS, OFFICERS OR EMPLOYEES BE LIABLE TO THE OTHER PARTY OR ITS SUBSIDIARIES OR AFFILIATED COMPANIES FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT DAMAGES FOR INFRINGEMENT AVAILABLE TO EITHER PARTY UNDER APPLICABLE LAW IN THE EVENT OF BREACH BY THE OTHER PARTY OF THE LICENSES GRANTED HEREIN AND SHALL NOT LIMIT EACH PARTY'S OBLIGATIONS EXPRESSLY ASSUMED IN THE MASTER SEPARATION AGREEMENT; PROVIDED FURTHER THAT THE EXCLUSION OF PUNITIVE DAMAGES SHALL APPLY IN ANY EVENT.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

         8.1 DISCLAIMER. EACH PARTY ACKNOWLEDGES AND AGREES THAT ALL TECHNOLOGY, INTELLECTUAL PROPERTY AND ANY OTHER INFORMATION OR MATERIALS LICENSED OR PROVIDED HEREUNDER IS LICENSED OR PROVIDED ON AN "AS IS" BASIS, AND THAT NEITHER PARTY NOR ANY OF ITS SUBSIDIARIES OR AFFILIATED COMPANIES MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES WHATSOEVER, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT THERETO, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ENFORCEABILITY OR NON-INFRINGEMENT. Without limiting the generality of the foregoing, neither party nor any of its Subsidiaries or Affiliated Companies makes any warranty or representation that any manufacture, use, importation, offer for sale or sale of any product or service will be free from infringement of any intellectual property right of any Third Party.

         8.2 NO IMPLIED LICENSES. Nothing contained in this Agreement shall be construed as conferring any rights by implication, estoppel or otherwise, under any intellectual property right, other than the rights expressly granted in this Agreement. Neither party is required hereunder to furnish or disclose to the other any technical or other information (including copies of the Licensed Southern Energy Technology and the Licensed Southern Technology), except as specifically provided herein.

         8.3 INFRINGEMENT SUITS. Neither party shall have any obligation hereunder to institute any action or suit against Third Parties for infringement of any technology or intellectual property licensed to the other party hereunder, or to defend any action or suit brought by a Third

Party which challenges or concerns the validity of any of such rights or which claims that any technology or intellectual property assigned or licensed to the other party hereunder infringes any technology or other intellectual property right of any Third Party or constitutes a misappropriated trade secret of any Third Party. Southern shall not have any right to institute any action or suit against Third Parties for infringement of any technology or intellectual property of Southern Energy and Southern Energy shall not have any right to institute any action or suit against Third Parties for infringement of any of the technology or intellectual property of Southern.

         8.4 NO OTHER OBLIGATIONS. NEITHER PARTY ASSUMES ANY RESPONSIBILITIES OR OBLIGATIONS WHATSOEVER, OTHER THAN THE RESPONSIBILITIES AND OBLIGATIONS EXPRESSLY SET FORTH IN THIS AGREEMENT OR A SEPARATE WRITTEN AGREEMENT BETWEEN THE PARTIES. Without limiting the generality of the foregoing, neither party, nor any of its Subsidiaries or Affiliated Companies, is obligated to provide any technical assistance.

         8.5 ENTIRE AGREEMENT. This Agreement, the Master Separation Agreement and the other Ancillary Agreements (as defined in the Master Separation Agreement) constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof. To the extent there is a conflict between this Agreement and the Master Separation Agreement between the parties, the terms of this Agreement shall govern.

         8.6 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia as to all matters regardless of the laws that might otherwise govern under principles of conflicts of laws applicable thereto.

         8.7 DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         8.8 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by telecopy with answer back, by express or overnight mail delivered by a nationally recognized air courier (delivery charges prepaid), by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

              if to Southern:
                  The Southern Company
                  270 Peachtree Street, N.W.
                  Atlanta, Georgia  30303
                  Attention: General Counsel
                  Telecopy: (404) 506-0564

              if to Southern Energy:
                  Southern Energy, Inc.
                  900 Ashwood Parkway
                  Suite 500
                  Atlanta, Georgia  30338-4780
                  Attention: General Counsel
                  Telecopy: (770) 821-6767

or to such other address as the party to whom notice is given may have previously furnished to the other in writing in the manner set forth above. Any notice or communication delivered in person shall be deemed effective on delivery. Any notice or communication sent by telecopy or by air courier shall be deemed effective on the first Business Day following the day on which such notice or communication was sent. Any notice or communication sent by registered or certified mail shall be deemed effective on the third Business Day following the day on which such notice or communication was mailed. As used in this Section 8.8, "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions located in the State of Georgia are authorized or obligated by law or executive order to close.

         8.9 NONASSIGNABILITY. Neither party may, directly or indirectly, in whole or in part, whether by operation of law or otherwise, assign or transfer this Agreement, without the other party's prior written consent, and any attempted assignment, transfer or delegation without such prior written consent shall be voidable at the sole option of such other party. Notwithstanding the foregoing, each party (or its permitted successive assignees or transferees hereunder) may assign or transfer this Agreement as a whole without consent to a Person that succeeds to all or substantially all of the business or assets of such party. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

         8.10 SEVERABILITY. If any term or other provision of this Agreement is determined by a nonappealable decision of a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

         8.11 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of either party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         8.12 AMENDMENT. No change or amendment will be made to this Agreement except by an instrument in writing signed on behalf of each of the parties to such agreement.

         8.13 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which, taken together, shall be considered to be one and the same instrument.

         8.14 GOVERNMENTAL APPROVAL. The parties acknowledge that in the past they have licensed Technology to each other in accordance with certain existing regulatory authority. The parties intend to implement this Agreement to the fullest extent permissible under such existing regulatory authority and to cooperate toward obtaining and maintaining in effect such governmental agency approvals as may be required in order to implement this Agreement as fully as possible in accordance with its terms, and to cooperate so as to revise and mutually agree on such revisions as become necessary in the event regulatory approval is withheld.

         WHEREFORE, the parties have signed this Technology and Intellectual Property Ownership and License Agreement effective as of the date first set forth above.

THE SOUTHERN COMPANY                        SOUTHERN ENERGY, INC.:


By:                                         By:
   -----------------------------               ------------------------------
Name:  H. Allen Franklin                    Name:  S. Marce Fuller
Title: President and Chief                  Title: President and Chief
       Operating Officer                           Executive Officer

                                   EXHIBIT A
                       "ALLOCATED PATENT ASSETS DATABASE"
                                 (SECTION 1.2)


A.        Southern Energy, Inc.


          None.


B.        Southern Company

     1. 5,968,254, Oct. 19, 1999, Concrete mix containing coal ash and organic plant ash, Dodgen, Harold Dean, Hiram, Georgia Larrimore, Charles Lamar, Birmingham, Alabama, Southern Company Services, Birmingham, Alabama. (LICENSED)

     2. 5,951,200, Sep. 14, 1999, Enclosement to shield structure which secures entrance-deterring cap to manhole opening from water and dirt containments, Barton, David L., Avondale Estates, Georgia, Barton Southern Company, Inc., Conyers, Georgia.

     3. 5,912,916, Jun. 15, 1999, Electric furnace with insulated electrodes and process for producing molten metals, Hendrix, Charles F., Pell City, Alabama, Alabama Power Company, Birmingham, Alabama.

     4. 5,882,374, Mar. 16, 1999, Process for producing foundry iron with an insulated electrode, Hendrix, Charles F., Pell City, Alabama, Alabama Power Company, Birmingham, Alabama.

     5. 5,834,686, Nov. 10, 1998, Insulated electrical equipment, Barrett, Donald Christopher, Swindon, England Cook, Michael Robert, Swindon, England Spalding, Matthew, Newark, Delaware, Raychem Limited, Swindon, United Kingdom (03), Date Transaction Recorded: May 17, 1999 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). GEORGIA POWER COMPANY 333 PIEDMONT AVENUE ATLANTA, GEORGIA 30308 Reel & Frame
          Number: 009974/0524. (LICENSED)

     6. 5,821,656, Oct. 13, 1998, Magnetic bearing with reduced control-flux-induced rotor loss, Colby, Roy S., Tariffville, Connecticut Piech, Zbigniew, E. Hampton, Connecticut, United Technologies Corporation, Hartford, Connecticut (02), Date Transaction Recorded: Mar. 31, 1999 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). SOUTHERN COMPANY ENERGY SOLUTIONS, INC. 241 RALPH MCGILL BOULEVARD

          ATLANTA, GEORGIA 30308 Reel & Frame Number: 009857/0726. (LICENSED)

     7. 5,747,907, May 5, 1998, Backup bearings for positive re-centering of magnetic bearings, Miller, Robin M., Ellington, Connecticut, United Technologies Automotive, Inc., Dearborn, Michigan (02), Date Transaction Recorded: Jul. 09, 1998 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). SOUTHERN COMPANY ENERGY SOLUTIONS, INC. 241 RALPH MCGILL BOULEVARD ATLANTA, GEORGIA 30308 Reel & Frame
          Number: 9297/0204. (LICENSED)

     8. 5,682,015, Oct. 28, 1997, Squirrel shield device, Harben, Michael, Acworth, Georgia, Georgia Power Company, Atlanta, Georgia. (LICENSED)

     9. 5,679,922, Oct. 21, 1997, Squirrel shield device, Harben, Michael, Woodstock, Georgia, Georgia Power Company, Atlanta, Georgia. (LICENSED)

     10. 5,654,976, Aug. 5, 1997, Method for melting ferrous scrap metal and chromite in a submerged arc furnace to produce a chromium containing iron, Cowx, Peter, Oslo, Norway Rognsaa, Hjalte, Oslo, Norway, Elkem Technology a/s, Norway (03), Date Transaction Recorded: Jun. 16, 1998 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). ALABAMA POWER COMPANY, AN ALABAMA CORPORATION BIRMINGHAM, ALABAMA Reel & Frame Number: 009289/0025 Date Transaction Recorded: Feb. 12, 1999 FREE FORM TEXT GRANT-BACK LICENSE ELKEM ASA HOFFSVEIEN 65 B OSLO, NORWAY N-0303 Reel & Frame Number: 009746/0756.

     11. 5,640,472, Jun. 17, 1997, Fiber optic sensor for magnetic bearings, Meinzer, Richard A., Glastonbury, Connecticut Grudkowski, Thomas W., Glastonbury, Connecticut Polley, Evan C., Hartford, Connecticut, United Technologies Corporation, Hartford, Connecticut (02), Date Transaction Recorded: Mar. 31, 1999 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). SOUTHERN COMPANY ENERGY SOLUTIONS, INC. 241 RALPH MCGILL BOULEVARD ATLANTA, GEORGIA 30308 Reel & Frame
          Number: 009857/0726. (LICENSED)

     12. 5,634,960, Jun. 3, 1997, Scrap melting in a submerged arc furnace, Cowx, Peter, Oslo, Norway, Elkem A/S, Norway (03), Date Transaction
          Recorded: Jun. 16, 1998 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). ALABAMA POWER COMPANY, AN ALABAMA CORPORATION, BIRMINGHAM, ALABAMA Reel & Frame Number: .009289/0025 Date Transaction Recorded: Feb. 12, 1999 FREE FORM TEXT GRANT-BACK LICENSE ELKEM ASA HOFFSVEIEN 65 B OSLO, NORWAY N-0303 Reel & Frame Number:
          009748/0756.

     13. 5,590,569, Jan. 7, 1997, Energy storage flywheel device, Nardone, Vincent C., South Windsor, Connecticut Thompson, Mark S., Vernon, Connecticut Meyer, Thomas G., Lebanon, Connecticut, United Technologies Corporation, Hartford, Connecticut, Date Transaction
          Recorded: Mar. 13, 1998 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). SOUTHERN COMPANY ENERGY SOLUTIONS, INC. 241 RALPH MCGILL BLVD. ATLANTA, GEORGIA 30308 Reel & Frame Number:
          9027/0701 Date Transaction Recorded: Apr. 29, 1998 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). SOUTHERN COMPANY ENERGY SOLUTIONS, INC. 241 RALPH MCGILL BLVD. ATLANTA, GEORGIA 30308 Reel & Frame Number: 9138/0243 Date Transaction Recorded: Aug. 26, 1998 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). SOUTHERN COMPANY ENERGY SOLUTIONS, INC. 241 RALPH MCGILL BLVD. ATLANTA, GEORGIA 30308 Reel & Frame Number: 9405/0733. (LICENSED)

     14. 5,588,982, Dec. 31, 1996, Process for producing foundry iron, Hendrix, Charles F., Pell City, Alabama, Alabama Power Company, Birmingham, Alabama, Date Transaction Recorded: Jun. 16, 1998 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). ALABAMA POWER COMPANY, AN ALABAMA CORPORATION BIRMINGHAM, ALABAMA Reel & Frame Number: 009289/0025 Date Transaction Recorded: Feb. 12, 1999 FREE FORM TEXT GRANT-BACK LICENSE ELKEM ASA HOFFSVEIEN 65 B OSLO, NORWAY 1-0303 Reel & Frame Number: 009748/0756.

     15. 5,588,754, Dec. 31, 1996, Backup bearings for extreme speed touch down Applications, Miller, Robin M., Ellington, Connecticut, United Technologies Automotive, Inc., Dearborn, Michigan, Date Transaction
          Recorded: Jul. 9, 1998 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). SOUTHERN COMPANY ENERGY SOLUTIONS, INC. 241 RALPH MCGILL BOULEVARD ATLANTA, GEORGIA 30308 Reel & Frame Number:
          9297/0204. (LICENSED)

     16. 5,586,471, Dec. 24, 1996, Energy storage flywheel device, Nardone, Vincent C., South Windsor, Connecticut Thompson, Mark S., Vernon, Connecticut Meyer, Thomas G., Lebanon, Connecticut, United Technologies Corporation, Hartford, Connecticut, Date Transaction
          Recorded: Mar. 13, 1998 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). SOUTHERN COMPANY ENERGY SOLUTIONS, INC. 241 RALPH MCGILL BLVD. ATLANTA, GEORGIA 30308 Reel & Frame Number:
          9027/0701 Date Transaction Recorded: Apr. 29, 1998 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). SOUTHERN COMPANY ENERGY SOLUTIONS, INC. 241 RALPH MCGILL BLVD. ATLANTA, GEORGIA 30308 Reel & Frame Number: 9138/0243 Date Transaction Recorded: Aug. 26, 1998 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). SOUTHERN COMPANY ENERGY

          SOLUTIONS, INC., 241 RALPH MCGILL BLVD. ATLANTA, GEORGIA 30308 Reel & Frame Number: 9405/0733. (LICENSED)

     17. 5,481,198, Jan. 2, 1996, Method and device for measuring corrosion on a portion of a metallic path carrying an undetermined load current, Patel, Shashikant G., Atlanta, Georgia, The Georgia Power Company, Atlanta, Georgia.

     18. 5,479,059, Dec. 26, 1995, Thin film superconductor magnetic bearings, Weinberger, Bernard R., Avon, Connecticut, United Technologies Corporation, Hartford, Connecticut (02), Date Transaction Recorded:
          Apr. 29, 1996 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). UNITED TECHNOLOGIES AUTOMOTIVE INC. DEARBORN, MICHIGAN Reel & Frame Number: 7921/0516 Date Transaction Recorded: Jun. 22, 1998 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS) - SOUTHERN COMPANY ENERGY SOLUTIONS, INC. 241 RALPH MCGILL BOULEVARD ATLANTA, GEORGIA 30308 Reel & Frame Number: 9257/0724. (LICENSED)

     19. 5,460,240, Oct. 24, 1995, Stabilized ladder and platform, Jones, Cecil G., Gulfport, Mississippi, Mississippi Power Company, Gulfport, Mississippi. (LICENSED)

     20. 5,452,625, Sep. 26, 1995, Energy storage flywheel device, Nardone, Vincent C., South Windsor, Connecticut Thompson, Mark S., Vernon, Connecticut Meyer, Thomas G., Lebanon, Connecticut, United Technologies Corporation, Hartford, Connecticut, Date Transaction
          Recorded: Apr. 29, 1996 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). UNITED TECHNOLOGIES AUTOMOTIVE, INC. DEARBORN, MICHIGAN Reel & Frame Number: 7921/0524 Date Transaction recorded:
          Oct. 22, 1996 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). THE SOUTHERN COMPANY, ATLANTA, GEORGIA Reel & Frame Number:
          8194/0658 Date Transaction Recorded: Nov. 18, 1997 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). SOUTHERN DEVELOPMENT AND INVESTMENT GROUP, INC., THE 333 PIEDMONT AVENUE ATLANTA, GEORGIA 30308 Reel & Frame Number: 8800/0972 Date Transaction Recorded: Apr. 29, 1998 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). SOUTHERN COMPANY ENERGY SOLUTIONS, INC. 241 RALPH MCGILL BLVD. ATLANTA, GEORGIA 30308 Reel & Frame Number: 9138/0243. (LICENSED)

     21. 5,387,451, Feb. 7, 1995, Flywheel containment device, Miller, Robin M., Ellington, Connecticut, United Technologies Corporation, Hartford, Connecticut, Date Transaction Recorded: Sep. 18, 1995 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS) - UNITED TECHNOLOGIES AUTOMOTIVE, INC. DEARBORN, MICHIGAN Reel & Frame Number:

          7658/0048 Date Transaction Recorded: Oct. 22, 1996 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). THE SOUTHERN COMPANY, ATLANTA, GEORGIA Reel & Frame Number: 8186/0791 Date Transaction
          Recorded: Nov. 18, 1997 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS) SOUTHERN DEVELOPMENT AND INVESTMENT GROUP, INC., THE 333 PIEDMONT AVENUE ATLANTA, GEORGIA 30308 Reel & Frame
          Number: 8800/0972 Date Transaction Recorded: Apr. 29, 1998 ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS). SOUTHERN COMPANY ENERGY SOLUTIONS, INC. 241 RALPH MCGILL BLVD. ATLANTA, GEORGIA 30308 Reel & Frame Number: 9138/0243. (LICENSED)

     22. 5,058,272, Oct. 22, 1991, Tool apparatus for applying large forces, Steube, Gary J., Pass Christian, Mississippi, Mississippi Power Company, Gulfport, Mississippi.

     23. 4,868,547, Sep. 19, 1989, Transformer alarm annunciator, Thomas, Clifford .1 Hephzibah, Georgia Johnson, John P., Evans, Georgia, Georgia Power Company, Atlanta, Georgia. (LICENSED)

     24. 4,833,917, May 30, 1989, Three-component velocity probe for large scale application, Wilson, Steve M., Birmingham, Alabama, Southern Company Services, Inc., Birmingham, Alabama. (LICENSED)

     25. 4,828,943, May 9, 1989, Battery having indicia for correcting specific gravity determination at varying electrolyte levels, Pritchard, Sue P., Birmingham, Alabama, Southern Company Services, Inc., Atlanta, Georgia. (LICENSED)

     26. 4,776,180, Oct. 11, 1988, Updraft integrated heat pump, Patton, Sr., James M., Gulfport, Mississippi Blackshaw, Andrew L., Dunwoody, Georgia Reid, Matthew S., Atlanta, Georgia Channell, Ray E., Decatur, Georgia Hogan, James T., Roswell, Georgia McGuffey, Jerry O., Stone Mountain, Georgia, Mississippi Power Company, Gulfport, Mississippi.

     27. 4,647,296, Mar. 3, 1987, Spacers for straightening warped precipitator curtains, Tuck, Morris B., Pascagoula, Mississippi, Mississippi Power Company, Gulfport, Mississippi. (LICENSED)

     28. 4,598,557, Jul. 8, 1986, Integrated heat pump water heater, Robinson, Glen P., Atlanta, Georgia Blackshaw, Andrew L., Dunwoody, Georgia, Southern Company Services, Inc., Atlanta, Georgia.

     29. 4,497,630, Feb. 5, 1985, Kit for teaching characteristics and use of Electrical devices, Oliver, Roland A. G., Tuscaloosa, Alabama, Alabama Power Company, Birmingham, Alabama.

     30. 4,252,398, Feb. 24, 1981, Electric power meter, Avara, Teddy W., Clinton, Michigan Dixon, James A., Clinton, Michigan, Mississippi Power and Light Company, Jackson, Michigan a part interest.

C.        Joint Patents

          None.

                                   EXHIBIT B
                                "LICENSED MARKS"
                                 (SECTION 1.12)


SOUTHERN ENERGY


All marks incorporating "SOUTHERN ENERGY"


TRIANGLE LOGO


ENERGY TO SERVE YOUR WORLD


SOUTHERN COMPANY ENERGY MARKETING


SOUTHERN COMPANY

                                   EXHIBIT C
                     "LICENSED SOUTHERN ENERGY TECHNOLOGY"
                                 (SECTION 1.13)


None.

                                   EXHIBIT D
                         "LICENSED SOUTHERN TECHNOLOGY"
                                 (SECTION 1.14)

EXHIBIT D
SOFTWARE                                              DESCRIPTION
75 Check                                              Environmental software
ACCC Sort                                             PSSE (application) results sorting software
AVM                                                   Account Validation for STARS
CFM                                                   Consolidated financial modeling software
CHEM RTK                                              Chemical analysis software
Howler                                                Weather regression analysis model
Load Forecast Viewer                                  Load forecasting software
Mobius Document Direct                                Viewing SCS reports
PeopleNet/JobNet                                      Custom web application
PPAT                                                  Financial performance projection tool

   SHIPS                                                  HUMAN RESOURCES
                                                          INFORMATION SYSTEM
STARS                                                 Timekeeping system


METHODS, MANUALS, OTHER                               DESCRIPTION
Corporate Welding Manual                              SCS welding procedure
Corporate Auditing Manual                             SCS auditing procedure
General Specification for Boiler Tubes & Tube
Sections
Performance Management Philosophy
Personal Leadership Questionnaire                     360 degree feedback survey
Vision Progress Survey                                Survey, feedback, action & follow-up
                                                      process
Skills Training
GPC Positive Discipline Program
Workforce Planning
Soco College Individual Development Planning
Workboook
Action Forum Process                                  Power plant problem-solving process
SRCM Workstation                                      Streamlined Reliability-Centered
                                                      Maintenance
New Generation Power Island
Technical Specifications for Condenser &
Auxiliaries
Technical Specifications for Combined Cycle
Power Plants
Technical Specifications for Steam Turbine for
Combined Cycle Power Plants
General Specifications for Unit Reserve
Auxiliaries Transformers
General Specifications for Generator Step-Up
Power Transformers
Technical Specifications for Instrumentation &
Control Equipment

   GENERAL PROCEDURE #2075                            PLANT CLEARANCE AND
                                                      TAGGING PROCEDURE
Contractor Control Manual
SCS Compliance Support Documents
SC Audit Program Overview and Safety & Health
Protocols
SC Environmental Audit Protocols
GPC Safety & Health Programs
Development Methodology
Maintenance Methodology
Development Project Plan Template & supporting        SCS IR methodology
methodology
Maintenance Project Plan Template & supporting        SCS IR methodology
methodology
Vision Progress Survey                                Survey, feedback, action & follow-up
                                                      process
Skills Training
GPC Positive Discipline Program
Workforce Planning
Soco College Individual Development Planning
Workbook
Performance Management Philosophy
Personal Leadership Questionnaire                     360 degree feedback survey
Coal Gasification Studies performed for SEI
projects in Florida and Europe
Action Forum Process                                  Power plant problem-solving process

                                   EXHIBIT E
                       "SOUTHERN ENERGY OWNED TECHNOLOGY"
                                 (SECTION 1.23)


1.       Southern Company Energy Marketing Technology

                                   EXHIBIT F
                    "SUBLICENSED SOUTHERN ENERGY TECHNOLOGY"
                                 (SECTION 1.26)



None.

                                   EXHIBIT G
                       "SUBLICENSED SOUTHERN TECHNOLOGY"
                                 (SECTION 1.27)


SYSTEM: SOFTWARE & HARDWARE                             DESCRIPTION

3Com                                                    Hubs, data switches
ACCS Sort                                               Sorts PSSE (see below) software results
ACL for Windows                                         Audit software
CEMS                                                    Emission monitoring system
Corp Tax / Corp Int'l Tax                               Tax reporting software
E-monitor Odyssey                                       Vibration monitoring analytic software
Enerlink                                                Energy Management software for C&I accounts
Entek                                                   Vibration monitoring software
Environmental Compliance                                Tracking of plant's compliance activities
Management System
Express Options                                         Employee stock grant option software
Front Page                                              Web editing software (Microsoft)
GRS Web Page*                                           Governmental Resources System web page
Henwood suite of dispatching products                   Dispatching tool
Hewlett Packard                                         Operating System
IBM Server                                              Servers
Internet Router
IPP database                                            Independent Power Producer reports
LDIS                                                    Legal Department Information System
Maximo                                                  Work order management system
Meta Group                                              Technology research service
Micro Gads                                              NERC GADS reporting software
ss.  Microsoft                                          Desktop suite of Microsoft products
ss.  Microsoft contract for CEPA's Home Run
     environment
MV90                                                    Meter data collection software
Myriad                                                  Electronic document viewer
Nortel VPN Boxes                                        VPN Boxes
Oracle database                                         Database license
Oracle Financials (incl. Purchasing)                    Financial (ERP) suite
Paragon                                                 Construction scheduling and budgeting
                                                        software
PI                                                      Plant historian/ plant information system
Pivotal Relationship 99                                 Customer relationship management suite
Polycom VC Equipments                                   Video conference equipment
Power Dat, Coal Dat, Gas Dat, Base Case, Power Map      Historical power market database,
Power Player                                            Tax credit / modeling calculation software
Prism                                                   Compensation market pricing software
PSSE                                                    Transmission planning study software
Schenk Vibration Analysis                               Vibration monitoring system
Secretariat                                             SoCo Corporate Secretary function database

Siemens                                                 3 Com switches, PABX
Toxic Release Inventory                                 Environmental reporting software
Visio                                                   Graphics software
Wonderware                                              Plant historian/plant information system
WRQ                                                     Billing system